UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

December 31, 2022

VP Inflation Protection Fund
Class I (APTIX)
Class II (AIPTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	APTIX	-12.88%	1.64%	0.93%	5/7/04
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index	—	-11.85%	2.11%	1.11%	—
Class II	AIPTX	-13.08%	1.38%	0.67%	12/31/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $10,965

Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index — $11,173

Total Annual Fund Operating Expenses
Class I	Class II
0.46%	0.71%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jim Platz and Miguel Castillo

Performance Summary

VP Inflation Protection returned -13.08%* for the 12 months ended December 31, 2022. The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index returned -11.85% for the same period. Fund returns reflect operating expenses, while index returns do not.

Inflation Soared to Multiyear Highs

Fixed-income investors faced a tumultuous year in which broad indices logged record losses. Decades-high inflation, hawkish Federal Reserve (Fed) policy, soaring interest rates, economic uncertainty and geopolitical unrest created an unusual backdrop in which stock and bonds suffered steep losses.

Annual headline inflation (Consumer Price Index [CPI]) began the year on a rapid upswing and steadily rose to 9.1% in June, a 41-year high, before moderating to 6.5% by December. Annual core CPI (minus food and energy prices) peaked at 6.6% in September and ended the year at 5.7%. The effects of massive government spending combined with supply chain disruptions, labor shortages, surging energy prices and rapid home price appreciation contributed to elevated inflation.

Meanwhile, longer-term inflation expectations (10-year inflation breakeven rate) rose from 256 basis points (bps) at the end of 2021 to more than 300 bps in late April. But by year-end, it had dropped to 230 bps amid growing recession worries. The breakeven rate represents the difference between the 10-year nominal Treasury yield and the 10-year TIPS yield. Theoretically, the breakeven rate indicates market expectations for inflation for the next 10 years. It also reflects the inflation rate required (2.3% at year-end) for TIPS to outperform nominal Treasuries during the period.

Fed Policy Rattled Markets

With inflation soaring, the Fed finally launched a rate-hike campaign, but not until March 2022, when inflation had already reached 8.5%. Following a 25 bps hike in March, policymakers lifted rates 50 bps in May, 75 bps in June, July, September and November, and 50 bps in December. With the Fed on an aggressive tightening path and economic growth outlooks fading, recession fears set in, which contributed to the drop in the 10-year inflation breakeven rate.

Adding to the prevailing market challenges, Russia invaded Ukraine in late February, triggering ongoing global market unrest and energy sector instability. Furthermore, following back-to-back quarterly declines in gross domestic product (GDP), the U.S. economy entered a technical recession in the first half of 2022. Nevertheless, a still-strong labor market prevented the National Bureau of Economic Research from calling an official recession. GDP improved in the third quarter, advancing 3.2% (annualized).

*All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Against this backdrop, yields soared, and most fixed-income sectors delivered losses for the 12-month period. The 10-year TIPS yield climbed from -1.04% on December 31, 2021, to 1.58% a year later. The 10-year Treasury yield climbed 237 bps to 3.88%, while the two-year Treasury yield jumped 369 bps to 4.42%, leaving the nominal yield curve inverted.

Like nominal Treasury yields, TIPS yields soared, causing their prices to decline. Prices fell at a greater rate than the principal adjustment for inflation, resulting in negative total returns for TIPS, even as inflation remained high. In the short term, particularly if rates and inflation are rising rapidly, TIPS returns and the inflation rate can diverge. TIPS are designed to offer inflation protection potential over the long term. Furthermore, while bond losses were widespread in 2022, TIPS fared better than nominal Treasuries, corporate and securitized bonds and the Bloomberg U.S. Aggregate Bond Index.

Out-of-Index Positions Weighed on Results

At the end of 2022, the portfolio was fully invested in TIPS as allowed by Internal Revenue Service (IRS) portfolio diversification regulations for insurance products (55% of assets). The remainder was primarily invested in out-of-index securitized and investment-grade corporate securities, which detracted from relative results. These credit-sensitive securities generally underperformed the all-TIPS index for the period.

Inflation Strategy Contributed

Exposure to inflation-indexed debt helped temper some of the negative effects from the corporate and securitized securities. Shorter maturity TIPS, which we favored, declined but fared better than nominal Treasuries and longer maturity TIPS. Additionally, to maximize inflation exposure while adhering to the IRS’ TIPS limit, we used inflation swaps to create an inflation overlay for the corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight regarding this risk. This strategy positioned the portfolio with an overweight to inflation, which aided results.

Additionally, our yield curve positioning, which reflected a flattening bias, aided relative performance and offset the negative effects of extending duration. We gradually extended duration during the period, moving from a shorter-than-index posture to a slightly longer-than-index position as Treasury yields reached multiyear highs and recession risk mounted.

Outlook

We believe annual inflation has likely peaked for the current economic cycle. We expect good prices to ease, but inflationary pressures on services, mainly shelter and rent, should persist. We believe core CPI ultimately will reset at a higher level than current market expectations. Therefore, we believe inflation-linked bonds still offer value. Amid continuing economic uncertainty, we remain cautious in our out-of-index positioning, with a preference for higher-quality corporate and securitized securities.

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	52.2%
Corporate Bonds	17.3%
U.S. Government Agency Securities	8.3%
Collateralized Mortgage Obligations	6.5%
Collateralized Loan Obligations	5.0%
Asset-Backed Securities	4.7%
Commercial Mortgage-Backed Securities	2.5%
Municipal Securities	0.1%
Short-Term Investments	2.3%
Other Assets and Liabilities	1.1%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$965.20	$2.82	0.57%
Class II	$1,000	$963.50	$4.06	0.82%
Hypothetical
Class I	$1,000	$1,022.33	$2.91	0.57%
Class II	$1,000	$1,021.07	$4.18	0.82%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2022

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 52.2%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	$17,456,662	$17,439,762
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	6,625,827	6,760,831
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	11,174,532	11,172,156
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	4,045,954	4,411,462
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	4,129,151	4,307,423
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	13,828,727	11,586,760
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	18,898,726	15,264,248
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	13,681,127	12,718,477
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	15,185,520	12,294,952
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	10,690,025	9,089,361
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	2,407,217	1,975,782
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48	1,208,420	1,018,313
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/49	236,844	198,209
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	10,176,722	6,872,490
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	8,756,037	5,647,719
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/52	13,423,694	8,707,078
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	22,762,278	21,855,592
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26	17,328,423	16,295,964
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	9,323,850	8,788,689
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/26(1)	9,814,680	9,202,852
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	1,233,620	1,163,728
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27	16,358,855	15,251,286
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	11,146,439	10,509,382
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	18,785,644	17,673,464
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	771,641	735,415
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	1,654,257	1,515,361
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	14,477,875	13,013,381
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	11,738,826	10,518,040
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31	21,635,397	19,228,781
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	12,230,130	10,815,194
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32	26,251,500	23,013,470
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/32	16,974,011	15,561,068
TOTAL U.S. TREASURY SECURITIES (Cost $371,824,044)		324,606,690
CORPORATE BONDS — 17.3%
Aerospace and Defense — 0.3%
Raytheon Technologies Corp., 4.125%, 11/16/28	1,790,000	1,716,895
Airlines†
British Airways Pass Through Trust, Series 2021-1, Class A, 2.90%, 9/15/36(2)	149,571	122,171
Automobiles — 0.9%
Honda Motor Co. Ltd., 2.27%, 3/10/25	2,340,000	2,216,208
Toyota Motor Credit Corp., 2.50%, 3/22/24	3,299,000	3,201,199
		5,417,407
Banks — 6.4%
Banco Santander SA, 3.50%, 3/24/25	2,200,000	2,120,326
Bank of America Corp., VRN, 3.46%, 3/15/25	3,355,000	3,267,518

	Principal Amount/Shares	Value
Bank of America Corp., VRN, 3.38%, 4/2/26	$760,000	$726,473
Bank of America Corp., VRN, 3.42%, 12/20/28	1,449,000	1,314,558
Bank of America Corp., VRN, 2.88%, 10/22/30	777,000	651,645
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(2)	292,000	246,935
Bank of Nova Scotia, 5.25%, 12/6/24	2,540,000	2,546,611
BNP Paribas SA, VRN, 2.82%, 11/19/25(2)	2,260,000	2,142,447
Citigroup, Inc., VRN, 4.04%, 6/1/24	2,650,000	2,632,784
Citigroup, Inc., VRN, 3.07%, 2/24/28	190,000	171,562
Citigroup, Inc., VRN, 3.52%, 10/27/28	446,000	407,665
Discover Bank, VRN, 4.68%, 8/9/28	2,545,000	2,443,218
DNB Bank ASA, VRN, 2.97%, 3/28/25(2)	1,535,000	1,481,321
FNB Corp., 2.20%, 2/24/23	3,810,000	3,791,095
HSBC Holdings PLC, 3.60%, 5/25/23	1,885,000	1,873,406
HSBC Holdings PLC, VRN, 0.73%, 8/17/24	990,000	954,219
HSBC Holdings PLC, VRN, 1.16%, 11/22/24	1,917,000	1,826,517
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	225,000	174,598
JPMorgan Chase & Co., VRN, 5.55%, 12/15/25	2,235,000	2,236,743
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	485,000	426,710
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28	650,000	588,924
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	1,762,000	1,474,663
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	1,097,000	900,084
Lloyds Banking Group PLC, VRN, 4.72%, 8/11/26	1,140,000	1,116,538
National Australia Bank Ltd., 2.33%, 8/21/30(2)	515,000	393,159
Royal Bank of Canada, 4.24%, 8/3/27	1,365,000	1,331,889
Swedbank AB, 3.36%, 4/4/25(2)	1,740,000	1,673,833
Wells Fargo & Co., VRN, 4.54%, 8/15/26	455,000	446,334
Wells Fargo & Co., VRN, 3.35%, 3/2/33	463,000	391,273
		39,753,048
Capital Markets — 1.1%
FS KKR Capital Corp., 4.25%, 2/14/25(2)	198,000	185,750
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	1,727,000	1,653,709
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	545,000	477,251
Goldman Sachs Group, Inc., VRN, 2.64%, 2/24/28	535,000	477,118
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	182,000	166,570
Golub Capital BDC, Inc., 2.50%, 8/24/26	277,000	235,503
Morgan Stanley, VRN, 0.53%, 1/25/24	1,938,000	1,925,050
Morgan Stanley, VRN, 0.79%, 5/30/25	755,000	702,318
Morgan Stanley, VRN, 2.48%, 9/16/36	270,000	196,395
UBS Group AG, VRN, 1.49%, 8/10/27(2)	1,343,000	1,157,111
		7,176,775
Consumer Finance — 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.15%, 10/29/23	1,008,000	970,204
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24	176,000	162,461
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 6.50%, 7/15/25	1,086,000	1,101,448
BOC Aviation USA Corp., 1.625%, 4/29/24(2)	1,072,000	1,018,057
		3,252,170
Diversified Financial Services — 0.1%
Block Financial LLC, 3.875%, 8/15/30	800,000	701,793
Diversified Telecommunication Services — 1.0%
AT&T, Inc., 0.90%, 3/25/24	2,150,000	2,042,697

	Principal Amount/Shares	Value
AT&T, Inc., 4.35%, 3/1/29	$2,363,000	$2,252,122
AT&T, Inc., 4.90%, 8/15/37	719,000	663,630
Verizon Communications, Inc., 4.33%, 9/21/28	1,676,000	1,614,805
		6,573,254
Electric Utilities — 0.5%
Duke Energy Florida LLC, 1.75%, 6/15/30	610,000	486,292
Duke Energy Progress LLC, 2.00%, 8/15/31	1,220,000	967,109
NextEra Energy Capital Holdings, Inc., 5.00%, 7/15/32	1,580,000	1,554,419
		3,007,820
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.76%, 3/15/27(2)	472,000	425,722
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., 3.65%, 3/15/27	413,000	386,349
Broadstone Net Lease LLC, 2.60%, 9/15/31	280,000	210,523
		596,872
Health Care Providers and Services — 0.3%
Roche Holdings, Inc., 2.31%, 3/10/27(2)	1,930,000	1,761,079
Household Durables — 0.2%
Lennar Corp., 4.75%, 5/30/25	1,310,000	1,302,853
Household Products — 0.3%
Colgate-Palmolive Co., 3.10%, 8/15/27	1,914,000	1,812,988
Insurance — 0.1%
Athene Global Funding, 1.99%, 8/19/28(2)	308,000	248,342
Sammons Financial Group, Inc., 4.75%, 4/8/32(2)	317,000	265,591
SBL Holdings, Inc., 5.125%, 11/13/26(2)	144,000	126,358
		640,291
Internet and Direct Marketing Retail — 0.5%
Amazon.com, Inc., 4.60%, 12/1/25	3,205,000	3,200,710
Life Sciences Tools and Services — 0.6%
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24	3,930,000	3,691,015
Machinery — 0.5%
Caterpillar Financial Services Corp., 3.65%, 8/12/25	3,160,000	3,085,936
Media — 0.5%
Paramount Global, 4.95%, 1/15/31	380,000	338,619
Sky Ltd., 3.75%, 9/16/24(2)	3,015,000	2,945,004
		3,283,623
Multi-Utilities — 0.8%
Ameren Corp., 1.95%, 3/15/27	2,220,000	1,956,297
Ameren Illinois Co., 3.85%, 9/1/32	355,000	330,874
Dominion Energy, Inc., 1.45%, 4/15/26	2,050,000	1,827,427
Sempra Energy, 3.30%, 4/1/25	767,000	736,170
		4,850,768
Oil, Gas and Consumable Fuels — 0.7%
Exxon Mobil Corp., 2.71%, 3/6/25	3,770,000	3,608,044
Petroleos Mexicanos, 3.50%, 1/30/23	331,000	330,083
Petroleos Mexicanos, 6.70%, 2/16/32	425,000	334,561
		4,272,688
Pharmaceuticals — 0.4%
AbbVie, Inc., 2.95%, 11/21/26	1,200,000	1,117,659
Zoetis, Inc., 2.00%, 5/15/30	1,580,000	1,285,788
		2,403,447

	Principal Amount/Shares	Value
Road and Rail — 0.4%
Canadian National Railway Co., 3.85%, 8/5/32	$2,170,000	$2,022,821
DAE Funding LLC, 1.55%, 8/1/24(2)	229,000	212,949
		2,235,770
Software — 0.1%
Fidelity National Information Services, Inc., 1.15%, 3/1/26	745,000	654,111
Specialty Retail — 0.5%
Home Depot, Inc., 2.70%, 4/15/25	836,000	801,905
Lowe's Cos., Inc., 3.35%, 4/1/27	1,357,000	1,275,971
O'Reilly Automotive, Inc., 4.70%, 6/15/32	1,380,000	1,338,057
		3,415,933
Thrifts and Mortgage Finance — 0.3%
Nationwide Building Society, 1.00%, 8/28/25(2)	2,260,000	2,026,632
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	560,000	470,951
TOTAL CORPORATE BONDS (Cost $113,060,144)		107,852,722
U.S. GOVERNMENT AGENCY SECURITIES — 8.3%
FHLMC, 6.25%, 7/15/32	15,050,000	17,566,220
FNMA, 6.625%, 11/15/30	27,000,000	31,681,831
Tennessee Valley Authority, 4.70%, 7/15/33	2,400,000	2,413,598
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $54,094,991)		51,661,649
COLLATERALIZED MORTGAGE OBLIGATIONS — 6.5%
Private Sponsor Collateralized Mortgage Obligations — 6.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	18,060	16,065
Agate Bay Mortgage Loan Trust, Series 2015-7, Class A3, VRN, 3.50%, 10/25/45(2)	175,712	156,704
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(2)	196,074	179,620
Angel Oak Mortgage Trust, Series 2019-4, Class A3, SEQ, VRN, 3.30%, 7/26/49(2)	27,709	27,536
Angel Oak Mortgage Trust, Series 2019-5, Class A3, VRN, 2.92%, 10/25/49(2)	331,488	314,153
Angel Oak Mortgage Trust, Series 2019-6, Class A3, SEQ, VRN, 2.93%, 11/25/59(2)	357,930	340,025
Arroyo Mortgage Trust, Series 2021-1R, Class A2, VRN, 1.48%, 10/25/48(2)	517,126	412,976
Arroyo Mortgage Trust, Series 2021-1R, Class A3, VRN, 1.64%, 10/25/48(2)	421,866	338,274
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 6.34%, (1-month LIBOR plus 1.95%), 7/25/29(2)	3,045,000	3,018,837
Bellemeade Re Ltd., Series 2021-2A, Class M1C, VRN, 5.78%, (30-day average SOFR plus 1.85%), 6/25/31(2)	3,200,000	2,934,606
Bellemeade Re Ltd., Series 2021-3A, Class M1A, VRN, 4.93%, (30-day average SOFR plus 1.00%), 9/25/31(2)	1,930,069	1,906,130
Cendant Mortgage Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	98,688	93,864
Chase Mortgage Finance Corp., Series 2021-CL1, Class M1, VRN, 5.13%, (30-day average SOFR plus 1.20%), 2/25/50(2)	586,891	514,567
CHNGE Mortgage Trust, Series 2022-3, Class A1, SEQ, VRN, 5.00%, 5/25/67(2)	926,536	905,732
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	243,907	219,209
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A3, SEQ, VRN, 1.54%, 2/25/66(2)	461,913	370,419

	Principal Amount/Shares	Value
Deephaven Residential Mortgage Trust, Series 2020-2, Class A3, SEQ, 2.86%, 5/25/65(2)	$2,225,000	$2,141,145
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3, VRN, 1.55%, 8/25/66(2)	1,450,230	1,168,068
Farm Mortgage Trust, Series 2021-1, Class A, VRN, 2.18%, 1/25/51(2)	3,242,114	2,687,266
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3, SEQ, VRN, 1.62%, 6/25/56(2)	530,931	423,239
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.79%, 10/25/29(2)	644,104	602,961
JP Morgan Mortgage Trust, Series 2016-1, Class A7, SEQ, VRN, 3.50%, 5/25/46(2)	1,247,273	1,112,272
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.45%, 1/25/47(2)	602,527	522,087
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A2, SEQ, VRN, 2.89%, 5/24/60(2)	2,090,000	1,815,512
Sequoia Mortgage Trust, Series 2017-7, Class A7, SEQ, VRN, 3.50%, 10/25/47(2)	834,027	729,510
Sequoia Mortgage Trust, Series 2019-4, Class A7, SEQ, VRN, 3.50%, 11/25/49(2)	3,839,677	3,350,848
SG Residential Mortgage Trust, Series 2021-1, Class A3, SEQ, VRN, 1.56%, 7/25/61(2)	1,224,748	983,819
STAR Trust, Series 2021-1, Class A1, SEQ, VRN, 1.22%, 5/25/65(2)	1,357,724	1,232,802
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(2)	3,765,000	3,320,995
Verus Securitization Trust, Series 2020-1, Class A3, SEQ, 2.72%, 1/25/60(2)	1,382,118	1,303,011
Verus Securitization Trust, Series 2021-1, Class A3, VRN, 1.16%, 1/25/66(2)	1,179,716	948,422
Verus Securitization Trust, Series 2021-5, Class A3, VRN, 1.37%, 9/25/66(2)	1,515,899	1,156,550
Verus Securitization Trust, Series 2022-3, Class A3, VRN, 4.13%, 2/25/67(2)	3,407,542	3,052,138
Vista Point Securitization Trust, Series 2020-2, Class A3, VRN, 2.50%, 4/25/65(2)	554,342	464,927
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S11, Class 3A5, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	77,539	69,900
		38,834,189
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FNMA, Series 2014-C02, Class 2M2, VRN, 6.99%, (1-month LIBOR plus 2.60%), 5/25/24	425,530	425,265
FNMA, Series 2022-R03, Class 1M1, VRN, 6.03%, (30-day average SOFR plus 2.10%), 3/25/42(2)	1,001,884	995,426
		1,420,691
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $45,433,182)		40,254,880
COLLATERALIZED LOAN OBLIGATIONS — 5.0%
Ares XXXIX CLO Ltd., Series 2016-39A, Class BR2, VRN, 5.79%, (3-month LIBOR plus 1.60%), 4/18/31(2)	3,500,000	3,374,025
BDS Ltd., Series 2020-FL6, Class C, VRN, 6.17%, (30-day average SOFR plus 2.36%), 9/15/35(2)	1,206,925	1,182,836
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 5.26%, (3-month LIBOR plus 1.02%), 4/20/31(2)	1,750,000	1,713,859
BXMT Ltd., Series 2020-FL2, Class B, VRN, 5.84%, (1-month SOFR plus 1.51%), 2/15/38(2)	2,400,000	2,340,124
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class CR3, VRN, 6.92%, (3-month LIBOR plus 2.60%), 4/22/32(2)	1,700,000	1,618,521

	Principal Amount/Shares		Value
Dryden Senior Loan Fund, Series 2016-43A, Class B2R2, 3.09%, 4/20/34(2)		$3,000,000	$2,512,609
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 5.36%, (3-month LIBOR plus 1.12%), 7/20/31(2)		1,700,000	1,678,666
KKR CLO Ltd., Series 2022A, Class A, VRN, 5.39%, (3-month LIBOR plus 1.15%), 7/20/31(2)		2,250,000	2,213,591
KKR Static CLO I Ltd., Series 2022-1A, Class B, VRN, 5.08%, (3-month SOFR plus 2.60%), 7/20/31(2)		2,200,000	2,117,968
Magnetite XXIX Ltd., Series 2021-29A, Class B, VRN, 5.48%, (3-month LIBOR plus 1.40%), 1/15/34(2)		2,600,000	2,514,827
Marathon CLO Ltd., Series 2021-17A, Class B2, 4.03%, 1/20/35(2)		3,000,000	2,385,315
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 5.79%, (1-month LIBOR plus 1.45%), 10/16/36(2)		812,000	776,608
Palmer Square CLO Ltd., Series 2014-1A, Class A1R2, VRN, 5.21%, (3-month LIBOR plus 1.13%), 1/17/31(2)		1,250,000	1,238,345
Rockford Tower CLO Ltd., Series 2020-1A, Class B, VRN, 6.04%, (3-month LIBOR plus 1.80%), 1/20/32(2)		1,800,000	1,747,309
Shelter Growth Issuer Ltd., Series 2022-FL4, Class A, VRN, 6.62%, (1-month SOFR plus 2.30%), 6/17/37(2)		2,000,000	1,956,283
Wellfleet CLO Ltd., Series 2022-1A, Class B2, 4.78%, 4/15/34(2)		2,000,000	1,839,577
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $33,127,324)			31,210,463
ASSET-BACKED SECURITIES — 4.7%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(2)		3,600,000	2,955,590
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(2)		1,192,461	980,765
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A, SEQ, 2.94%, 5/25/29(2)		225,390	217,603
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(2)	CAD	2,950,000	1,991,097
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)		$1,500,000	1,316,047
Global SC Finance VII Srl, Series 2020-1A, Class A, SEQ, 2.17%, 10/17/40(2)		1,350,235	1,198,218
Global SC Finance VII Srl, Series 2021-1A, Class A, SEQ, 1.86%, 4/17/41(2)		2,081,814	1,795,597
Global SC Finance VII Srl, Series 2021-2A, Class A, SEQ, 1.95%, 8/17/41(2)		1,048,645	910,136
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(2)		1,003,230	827,424
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(2)		659,682	536,179
Hilton Grand Vacations Trust, Series 2017-AA, Class A, SEQ, 2.66%, 12/26/28(2)		603,445	594,104
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(2)		1,059,042	987,330
Mosaic Solar Loan Trust, Series 2021-1A, Class A, SEQ, 1.51%, 12/20/46(2)		1,698,575	1,338,673
Progress Residential Trust, Series 2021-SFR1, Class D, 1.81%, 4/17/38(2)		1,500,000	1,273,879
Progress Residential Trust, Series 2021-SFR2, Class C, 2.00%, 4/19/38(2)		7,625,000	6,562,134
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(2)		800,000	660,016
ServiceMaster Funding LLC, Series 2020-1, Class A2I, SEQ, 2.84%, 1/30/51(2)		1,842,188	1,483,201
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(2)		1,324,718	1,250,062

	Principal Amount/Shares	Value
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class B, 1.34%, 11/20/37(2)	$2,220,414	$2,032,618
TOTAL ASSET-BACKED SECURITIES (Cost $33,534,491)		28,910,673
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.5%
BX Commercial Mortgage Trust, Series 2019-2A, Class D, VRN, 3.55%, 3/11/44(2)	2,113,000	1,592,641
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 6.32%, (1-month LIBOR plus 2.00%), 9/15/36(2)	1,900,000	1,772,678
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 6.72%, (1-month LIBOR plus 2.40%), 9/15/36(2)	2,200,000	2,031,627
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class B, VRN, 5.55%, (1-month LIBOR plus 1.23%), 5/15/36(2)	1,375,000	1,351,812
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, VRN, 5.92%, (1-month LIBOR plus 1.60%), 5/15/36(2)	3,306,000	3,240,490
Extended Stay America Trust, Series 2021-ESH, Class E, VRN, 7.17%, (1-month LIBOR plus 2.85%), 7/15/38(2)	2,540,052	2,426,802
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(2)	3,055,000	2,866,019
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $16,553,221)		15,282,069
MUNICIPAL SECURITIES — 0.1%
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34 (Cost $1,125,924)	1,120,000	901,044
SHORT-TERM INVESTMENTS — 2.3%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	23,844	23,844
Repurchase Agreements — 2.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $2,066,352), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $2,029,020)		2,028,074
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375%, 11/15/31, valued at $12,709,217), at 4.26%, dated 12/30/22, due 1/3/23 (Delivery value $12,465,898)		12,460,000
		14,488,074
TOTAL SHORT-TERM INVESTMENTS (Cost $14,511,918)		14,511,918
TOTAL INVESTMENT SECURITIES—98.9% (Cost $683,265,239)		615,192,108
OTHER ASSETS AND LIABILITIES — 1.1%		6,814,615
TOTAL NET ASSETS — 100.0%		$622,006,723

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,020,290	CAD	2,746,719	Morgan Stanley	3/15/23	$(9,443)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	63	March 2023	$12,919,922	$(51,560)
U.S. Treasury 5-Year Notes	14	March 2023	1,511,016	(16,215)
U.S. Treasury 10-Year Notes	19	March 2023	2,133,640	(20,681)
U.S. Treasury 10-Year Ultra Notes	13	March 2023	1,537,656	(20,135)
U.S. Treasury Ultra Bonds	12	March 2023	1,611,750	(46,523)
			$19,713,984	$(155,114)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$14,150,000	$403	$(11,950)	$(11,547)
CPURNSA	Receive	2.88%	12/2/23	$10,000,000	471	(8,195)	(7,724)
CPURNSA	Receive	2.21%	1/19/24	$22,000,000	575	2,178,594	2,179,169
CPURNSA	Receive	2.27%	1/26/24	$5,000,000	517	486,223	486,740
CPURNSA	Receive	1.78%	6/6/24	$19,000,000	(654)	2,185,614	2,184,960
CPURNSA	Receive	1.71%	6/20/24	$12,600,000	(600)	1,475,708	1,475,108
CPURNSA	Receive	1.86%	7/30/24	$12,500,000	(601)	1,365,535	1,364,934
CPURNSA	Receive	1.86%	8/1/24	$13,600,000	(610)	1,486,978	1,486,368
CPURNSA	Receive	1.08%	6/4/25	$4,000,000	524	625,632	626,156
CPURNSA	Receive	2.24%	1/12/26	$9,000,000	555	912,958	913,513
CPURNSA	Receive	2.70%	8/27/26	$15,000,000	592	830,824	831,416
CPURNSA	Receive	2.15%	11/20/27	$5,000,000	(554)	551,510	550,956
CPURNSA	Receive	2.31%	3/28/28	$11,500,000	(625)	1,040,478	1,039,853
CPURNSA	Receive	1.80%	10/21/29	$6,100,000	(566)	879,463	878,897
CPURNSA	Receive	1.88%	11/21/29	$1,000,000	(516)	137,751	137,235
CPURNSA	Receive	1.87%	11/25/29	$5,000,000	(554)	692,079	691,525
CPURNSA	Receive	1.29%	5/19/30	$3,000,000	532	578,028	578,560
CPURNSA	Receive	1.63%	6/25/30	$8,000,000	587	1,394,324	1,394,911
CPURNSA	Receive	2.50%	9/3/31	$10,000,000	608	635,724	636,332
					$84	$17,437,278	$17,437,362

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.(3)	CPURNSA	Receive	2.53%	8/19/24	$4,000,000	$87,051
Bank of America N.A.(3)	CPURNSA	Receive	1.79%	8/27/25	$3,000,000	387,664
Bank of America N.A.(3)	CPURNSA	Receive	2.24%	4/11/27	$7,000,000	665,691
Bank of America N.A.(3)	CPURNSA	Receive	2.22%	4/13/27	$1,750,000	170,342
Bank of America N.A.(3)	CPURNSA	Receive	2.24%	4/28/27	$4,000,000	383,737
Barclays Bank PLC	CPURNSA	Receive	2.59%	7/23/24	$2,300,000	34,114
Barclays Bank PLC	CPURNSA	Receive	2.39%	9/19/24	$6,000,000	234,197
Barclays Bank PLC	CPURNSA	Receive	2.36%	9/29/24	$6,500,000	273,014
Barclays Bank PLC	CPURNSA	Receive	2.31%	9/30/24	$3,600,000	173,214
Barclays Bank PLC	CPURNSA	Receive	2.90%	12/21/27	$15,100,000	(1,931,908)
Barclays Bank PLC	CPURNSA	Receive	2.78%	7/2/44	$3,600,000	(281,072)
Goldman Sachs & Co.	CPURNSA	Receive	1.87%	5/23/26	$1,500,000	210,867
Goldman Sachs & Co.	CPURNSA	Receive	1.92%	5/31/26	$13,000,000	1,750,821
Goldman Sachs & Co.	CPURNSA	Receive	1.77%	6/16/26	$12,500,000	1,866,418
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$2,500,000	245,811
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$2,500,000	236,355
						$4,506,316
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $6,695,844.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $131,485,452, which represented 21.1% of total net assets.
(3)Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $1,919,568.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities, at value (cost of $683,265,239)	$615,192,108
Cash	4,290,000
Receivable for capital shares sold	156,488
Receivable for variation margin on swap agreements	34,586
Swap agreements, at value	6,719,296
Interest and dividends receivable	3,104,883
629,497,361

Liabilities
Payable for collateral received for swap agreements	4,290,000
Payable for capital shares redeemed	598,328
Payable for variation margin on futures contracts	20,531
Unrealized depreciation on forward foreign currency exchange contracts	9,443
Swap agreements, at value	2,212,980
Accrued management fees	247,037
Distribution fees payable	112,319
7,490,638

Net Assets	$622,006,723

Net Assets Consist of:
Capital (par value and paid-in surplus)	$696,531,481
Distributable earnings	(74,524,758)
$622,006,723

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$102,826,732	10,943,574	$9.40
Class II, $0.01 Par Value	$519,179,991	55,410,190	$9.37

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Interest	$37,976,098
Dividends	198,594
38,174,692

Expenses:
Management fees	3,246,665
Interest expense	400,959
Distribution fees - Class II	1,495,731
Directors' fees and expenses	45,656
5,189,011

Net investment income (loss)	32,985,681

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(27,749,484)
Forward foreign currency exchange contract transactions	94,875
Futures contract transactions	(2,333,770)
Swap agreement transactions	5,323,788
Foreign currency translation transactions	19,646
(24,644,945)

Change in net unrealized appreciation (depreciation) on:
Investments	(111,925,259)
Forward foreign currency exchange contracts	56,914
Futures contracts	(20,366)
Swap agreements	3,042,730
Translation of assets and liabilities in foreign currencies	(265)
(108,846,246)

Net realized and unrealized gain (loss)	(133,491,191)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(100,505,510)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$32,985,681	$23,347,560
Net realized gain (loss)	(24,644,945)	9,774,191
Change in net unrealized appreciation (depreciation)	(108,846,246)	11,824,676
Net increase (decrease) in net assets resulting from operations	(100,505,510)	44,946,427

Distributions to Shareholders
From earnings:
Class I	(5,892,222)	(4,341,348)
Class II	(31,912,391)	(18,818,265)
From tax return of capital:
Class I	(305,839)
Class II	(1,656,433)
Decrease in net assets from distributions	(39,766,885)	(23,159,613)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(28,353,483)	131,499,953

Net increase (decrease) in net assets	(168,625,878)	153,286,767

Net Assets
Beginning of period	790,632,601	637,345,834
End of period	$622,006,723	$790,632,601

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements. The fund may incur charges or earn income on posted collateral balances, which are reflected in interest expenses or interest income, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended December 31, 2022 was 0.46%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2022 totaled $566,793,930, of which $330,905,657 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 totaled $589,396,311, of which $322,147,703 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	3,322,007	$34,615,177	3,896,496	$43,686,957
Issued in reinvestment of distributions	627,219	6,198,061	387,606	4,341,348
Redeemed	(4,045,151)	(42,707,940)	(4,331,274)	(48,717,092)
	(95,925)	(1,894,702)	(47,172)	(688,787)
Class II/Shares Authorized	250,000,000		250,000,000
Sold	15,533,515	164,008,291	19,780,250	221,657,584
Issued in reinvestment of distributions	3,403,558	33,568,824	1,682,191	18,818,265
Redeemed	(21,687,471)	(224,035,896)	(9,667,657)	(108,287,109)
	(2,750,398)	(26,458,781)	11,794,784	132,188,740
Net increase (decrease)	(2,846,323)	$(28,353,483)	11,747,612	$131,499,953

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$324,606,690	—
Corporate Bonds	—	107,852,722	—
U.S. Government Agency Securities	—	51,661,649	—
Collateralized Mortgage Obligations	—	40,254,880	—
Collateralized Loan Obligations	—	31,210,463	—
Asset-Backed Securities	—	28,910,673	—
Commercial Mortgage-Backed Securities	—	15,282,069	—
Municipal Securities	—	901,044	—
Short-Term Investments	$23,844	14,488,074	—
	$23,844	$615,168,264	—
Other Financial Instruments
Swap Agreements	—	$24,175,929	—

Liabilities
Other Financial Instruments
Futures Contracts	$155,114	—	—
Swap Agreements	—	$2,232,251	—
Forward Foreign Currency Exchange Contracts	—	9,443	—
	$155,114	$2,241,694	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,626,217.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $16,275,912 futures contracts purchased and $17,596,417 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $286,654,167.

Value of Derivative Instruments as of December 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$9,443
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	20,531
Other Contracts	Receivable for variation margin on swap agreements*	$34,586	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	6,719,296	Swap agreements	2,212,980
		$6,753,882		$2,242,954
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$94,875	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$56,914
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,333,770)	Change in net unrealized appreciation (depreciation) on futures contracts	(20,366)
Other Contracts	Net realized gain (loss) on swap agreement transactions	5,323,788	Change in net unrealized appreciation (depreciation) on swap agreements	3,042,730
		$3,084,893		$3,079,278

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$1,694,485	—	$(1,694,485)	—
Barclays Bank PLC	714,539	$(714,539)	—	—
Goldman Sachs & Co.	4,310,272	—	(4,290,000)	$20,272
	$6,719,296	$(714,539)	$(5,984,485)	$20,272

Liabilities
Barclays Bank PLC	$2,212,980	$(714,539)	$(1,498,441)	—
Morgan Stanley	9,443	—	—	$9,443
	$2,222,423	$(714,539)	$(1,498,441)	$9,443
*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$34,005,447	$23,159,613
Long-term capital gains	$3,799,166	—
Tax return of capital	$1,962,272	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$688,146,632
Gross tax appreciation of investments	$780,241
Gross tax depreciation of investments	(73,734,765)
Net tax appreciation (depreciation) of investments	(72,954,524)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	21,943,598
Net tax appreciation (depreciation)	$(51,010,926)
Other book-to-tax adjustments	$(382,372)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(21,171,744)
Accumulated long-term capital losses	$(1,959,716)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$11.44	0.50	(1.94)	(1.44)	(0.51)	(0.06)	(0.03)	(0.60)	$9.40	(12.88)%	0.52%	4.87%	86%	$102,827
2021	$11.11	0.39	0.32	0.71	(0.38)	—	—	(0.38)	$11.44	6.61%	0.46%	3.48%	64%	$126,346
2020	$10.28	0.16	0.84	1.00	(0.17)	—	—	(0.17)	$11.11	9.81%	0.47%	1.53%	66%	$123,185
2019	$9.66	0.25	0.63	0.88	(0.26)	—	—	(0.26)	$10.28	9.16%	0.47%	2.48%	41%	$98,523
2018	$10.23	0.28	(0.54)	(0.26)	(0.31)	—	—	(0.31)	$9.66	(2.57)%	0.48%	2.83%	15%	$86,413
Class II
2022	$11.42	0.48	(1.95)	(1.47)	(0.49)	(0.06)	(0.03)	(0.58)	$9.37	(13.08)%	0.77%	4.62%	86%	$519,180
2021	$11.09	0.36	0.32	0.68	(0.35)	—	—	(0.35)	$11.42	6.27%	0.71%	3.23%	64%	$664,287
2020	$10.26	0.14	0.84	0.98	(0.15)	—	—	(0.15)	$11.09	9.55%	0.72%	1.28%	66%	$514,161
2019	$9.64	0.22	0.63	0.85	(0.23)	—	—	(0.23)	$10.26	8.90%	0.72%	2.23%	41%	$510,615
2018	$10.21	0.26	(0.55)	(0.29)	(0.28)	—	—	(0.28)	$9.64	(2.82)%	0.73%	2.58%	15%	$525,858

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Inflation Protection Fund (the “Fund”), the fund comprising the American Century Variable Portfolios II, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position VP Inflation Protection Fund of the American Century Variable Portfolios II, Inc., as of December 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended December 31, 2020, were audited by other auditors, whose report, dated February 11, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director and Board Chair	Since 2011 (Board Chairman since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012 to 2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	76	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	32	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	32	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $3,799,166, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

Contact Us	americancentury.com
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American Century Variable Portfolios II, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91444 2302

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $27,333
FY 2022: $19,660

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $2,832,126
FY 2022: $50,000

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 23, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 23, 2023